Exhibit 99.1

*** EMBARGOED UNTIL 6:00 A.M EDT, THURSDAY OCTOBER 23, 2008 ***

Allscripts Reports Preliminary Third Quarter 2008 Results

Company Expected to Post Records in Total Revenue and Revenue from Software and Related Services

CHICAGO – October 23, 2008 – Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) today announced preliminary results for Allscripts Healthcare Solutions, Inc. (“AHS”) for the three and nine months ended September 30, 2008. This is the last time Allscripts will report standalone AHS results. The combination of AHS and Misys Healthcare Systems, LLC, formerly a division of Misys plc, was completed on October 10, 2008, at which time the Company changed its name to Allscripts-Misys Healthcare Solutions, Inc.

Total revenue for the three months ended September 30, 2008 is expected to be approximately $85.7 million, compared to $73.4 million for the same period last year. Revenue from software and related services for the three months ended September 30, 2008 is expected to be approximately $71.8 million, compared to $59.0 million for the same period last year, increasing by 22%. Both total revenue and revenue from software and related services are expected to be new records for the Company.

Gross margin percentage is estimated to be 48.8% for the third quarter of 2008, compared to 50.1% during the third quarter of 2007.

Net income for the three months ended September 30, 2008 is expected to be approximately $4.0 million, or $0.07 per diluted share, compared to net income of $4.1 million, or $0.07 per diluted share, for the same period last year. Net income for the three months ended September 30, 2008 and 2007 reflects deal-related amortization of $2.1 million and $1.7 million, respectively, or $0.04 and $0.03 per diluted share for both periods, net of tax, respectively, and total stock-based compensation of $1.0 million and $0.9 million, respectively, or $0.02 and $0.01 per diluted share for both reported periods, net of tax, respectively. Net income for the three months ended September 30, 2008 also includes transaction-related expenses of $3.3 million, or $0.06 per diluted share, net of tax, and a gain on the sale of the Company’s Physicians Interactive business of $2.0 million, or $0.03 per diluted share, net of tax.

Non-GAAP adjusted earnings for the three months ended September 30, 2008 are expected to be approximately $8.4 million, or $0.15 per diluted share, compared to non-GAAP adjusted earnings of $6.7 million, or $0.11 per diluted share for the same period last year, increasing by 26%. Please see “Non-GAAP Financial Measures” below for a discussion of non-GAAP adjusted earnings and earnings per share.

As of September 30, 2008, AHS had cash and marketable securities of $79.5 million.

“We made solid progress in the third quarter with record revenue and continued strong investment in new products and better processes,” said Glen Tullman, Chief Executive Officer of Allscripts. “We’re now focused on driving results for our newly combined company and I’m pleased that we are already moving forward with a broader suite of products and solutions, and a fully trained sales force. We are committed to helping our clients use innovation technology to access the information they need to improve the quality of care and better manage costs.”

Total revenue for the nine months ended September 30, 2008 is expected to be approximately $239.3 million, compared to $208.5 million for the same period last year. Revenue from software and related services for the nine months ended September 30, 2008 is expected to be approximately $198.6 million, compared to $164.9 million for the same period last year, increasing by 20%.

Gross margin percentage is estimated to be 49.7% for the first nine months of 2008, compared to 50.1% during the same period of 2007.

Net income for the nine months ended September 30, 2008 is expected to be approximately $6.5 million, or $0.11 per diluted share, compared to net income of $14.6 million, or $0.25 per diluted share, for the same period last year. Expected net income for the nine months ended September 30, 2008 and reported net income for the nine months ended September 30, 2007 reflects deal-related amortization of $6.3 million, or $0.11 per diluted share, net of tax, and $4.7 million, or $0.07 per diluted share, net of tax, respectively, and total stock-based compensation of $3.2 million or $0.06 per diluted share, net of tax, and $1.7 million, or $0.03 per diluted share, net of tax, respectively. Expected net income for the nine months ended September 30, 2008 also includes transaction-related expenses of $6.7 million, or $0.12 per diluted share, net of tax, and a gain on the sale of the Company’s Physicians Interactive business, of $2.0 million, or $0.03 per diluted share, net of tax.

Non-GAAP adjusted earnings for the nine months ended September 30, 2008 are expected to be $20.7 million, or $0.36 per diluted share, compared to non-GAAP adjusted earnings of $21.0 million, or $0.35 per diluted share for the same period last year.

Allscripts Healthcare Solutions, Inc.

Selected Operating Results

(amounts in millions, except per-share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenue:
Software and related services	$71.8	$59.0	$198.6	$164.9
Prepackaged medications	10.0	10.9	29.1	32.1
Information services	3.9	3.5	11.6	11.5

Total revenue	85.7	73.4	239.3	208.5

Gross margin	$41.8	$36.8	$119.0	$104.5
Gross margin %	48.8%	50.1%	49.7%	50.1%

Operating income	8.1	6.9	14.2	21.7

Net income	$4.0	$4.1	$6.5	$14.6

Earnings per share - diluted	$0.07	$0.07	$0.11	$0.25

Allscripts Healthcare Solutions, Inc.

Reconciliation of Non-GAAP Adjusted Earnings and Non-GAAP Adjusted Earnings Per Share

(amounts in millions, except per-share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net Income	$4.0	$4.1	$6.5	$14.6

Stock-based compensation expense (tax effected at 39% for 2008 and 40% for 2007)	1.0	0.9	3.2	1.7

Acquisition-related amortization (tax effected at 39% for 2008 and 40% for 2007)	2.1	1.7	6.3	4.7

Transaction-related expenses (tax effected at 39% for 2008)	3.3	—	6.7	—

Gain on sale of Physicians Interactive business (tax effected at 39% for 2008)	(2.0)	—	(2.0)	—

Non-GAAP Adjusted Earnings	$8.4	$6.7	$20.7	$21.0

Weighted average shares of common stock outstanding used in computing diluted non-GAAP adjusted earnings per share	58.2	65.2	57.8	64.5

Non-GAAP Adjusted Earnings Per Share - diluted	$0.15	$0.11	$0.36	$0.35

Final AHS results for the three and nine months ended September 30, 2008 will be completed and filed with the Securities and Exchange Commission on or before November 10, 2008.

Webcast and Dial-in Facility

Allscripts will host an investor presentation in London on Thursday, October 23, 2008 at 7:30 a.m. Eastern Daylight Time to cover preliminary AHS third quarter results as well as provide outlook for Allscripts for the fiscal year ending May 31, 2009. The presentation will be available via live webcast and can be accessed by logging onto www.allscripts.com. It is recommended that participants log onto the website approximately 15 minutes prior to the start of the webcast to download and install any necessary software. The audio portion of the webcast also can be accessed by dialing 800-374-1376 and requesting the Allscripts Investor Presentation. International callers can access the audio portion of the webcast by dialing 706-679-4010 and requesting the Allscripts Investor Presentation. Additionally, callers in the United Kingdom can access the audio portion of the webcast by dialing 0-800-028-8438 and requesting the Allscripts Investor Presentation. A Microsoft Windows Media Player web replay will be available three hours after the conclusion of the call for a period of two weeks at www.allscripts.com or by calling 800-642-1687 – or 706-645-9291 for international callers – ID # 70079059.

Allscripts will host a second investor presentation on October 27th at 12:30 p.m., Eastern Daylight Time in New York to cover preliminary AHS third quarter results as well as provide outlook for Allscripts for the fiscal year ending May 31, 2009. The presentation will be available via live webcast and can be accessed by logging onto www.allscripts.com. It is recommended that participants log onto the website approximately 15 minutes prior to the start of the webcast to download and install any necessary software.

The audio portion of the webcast also can be accessed by dialing 800-374-1376 and requesting the Allscripts Investor Presentation. International callers can access the audio portion of the webcast by dialing 706-679-4010 and requesting the Allscripts Investor Presentation. A Microsoft Windows Media Player web replay will be available three hours after the conclusion of the call for a period of two weeks at www.allscripts.com or by calling 800-642-1687 – or 706-645-9291 for international callers – ID # 70142383.

(Minimum requirements to listen to the broadcasts are: Microsoft Windows Media Player software, downloadable free from http://windowsmedia.com/download/download.asp, an Internet connection, and speakers or earphones).

Explanation of Non-GAAP Financial Measures

Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this press release non-GAAP net income (and related per share amounts), which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP net income consists of GAAP net income, excluding acquisition-related amortization, stock-based compensation expense under SFAS No. 123R, and transaction-related expenses, in each case net of any related tax benefit.

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Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

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Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Allscripts excludes stock-based compensation expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and should also note that such expense will recur in future periods.

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Transaction-Related Expenses. Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees, incurred in connection with announced transactions. Allscripts excludes transaction-related expenses from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods.

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Gain on the sale of the Company’s Physicians Interactive business. The gain on the sale of the Company’s Physicians Interactive business is a cash gain that we have excluded because this gain is not directly associated with Allscripts’ continuing operations and it will not be recurring. Allscripts believes this adjustment is useful to investors as a measure of a one-time non-recurring gain that is not a recurring part of continuing operations.

Management also believes that non-GAAP net income (and related per share amounts) provides useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and facilitates comparisons to its historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company’s core operating results. Note however, that non-GAAP net income is a performance measure only, and it does not provide any measure of the Company’s cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.

About Allscripts

Allscripts (NASDAQ: MDRX) uses innovation technology to bring health to healthcare. More than 150,000 physicians, 700 hospitals and nearly 7,000 post-acute and homecare organizations utilize Allscripts to improve the health of their patients and their bottom line. The Company’s award-winning solutions include electronic health records, electronic prescribing, revenue cycle management, practice management, document management, medication services, hospital care management, emergency department information systems and homecare automation. Allscripts is the brand name of Allscripts-Misys Healthcare Solutions, Inc. To learn more, visit www.allscripts.com.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC (“MHS”); the integration of MHS with the Company and the possible disruption of current plans and operations as a result thereof; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2007 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Allscripts contacts:

Dan Michelson
Chief Marketing Officer
312-506-1217
dan.michelson@allscripts.com

Todd Stein
Senior Manager/Public Relations
916-452-1652
todd.stein@allscripts.com

Bill Davis
Chief Financial Officer
312-506-1211
bill.davis@allscripts.com